UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2022

Edesa Biotech, Inc.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	001-37619	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spy Court Markham, Ontario, Canada L3R 5H6
(Address of Principal Executive Offices)

(289) 800-9600

Registrant’s telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares	EDSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 21, 2022, Edesa Biotech, Inc. (the “Company”) entered into a purchase agreement with an institutional investor (the “Purchaser”), pursuant to which the Company agreed to sell and issue, in a registered direct offering, 1,540,000 of the Company’s common shares, no par value (the “Common Shares”) at a purchase price per share of $3.65 (the “Shares”) and (ii) pre-funded warrants to purchase up to an aggregate of 1,199,727 Common Shares (the “Pre-Funded Warrants”) at a purchase price of $3.6499 per Pre-Funded Warrant, for aggregate gross proceeds to the Company of approximately $10.0 million, before deducting the placement agent fees and offering expenses payable by the Company (the “Registered Offering”).

The Shares, the Pre-Funded Warrants and the Common Shares underlying the Pre-Funded Warrants (the “Pre-Funded Warrant Shares”) are being offered pursuant to Company’s effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission on August 30, 2019, and was declared effective on September 12, 2019 (File No. 333-233567) and the accompanying base prospectus dated September 12, 2019.

Pursuant to the Purchase Agreement, in a concurrent private placement (the “Private Placement” and together with the Registered Offering, the “Offering”), the Company has also agreed to sell and issue to the Purchaser warrants (the “Private Placement Warrants”) to purchase up to 2,739,727 Common Shares (the “Private Placement Warrant Shares”). The Private Placement Warrants are immediately exercisable at an exercise price of $3.52 per share and will expire on September 24, 2027. The Company has agreed to file a registration statement covering of the resale of the Private Placement Warrant Shares within 45 days of the date of the Purchase Agreement. The Company must use commercially reasonable efforts to cause such registration statement to become effective within 120 days following the closing date of the Offering and to keep such registration statement effective at all times until the Purchaser no longer owns any Private Placement Warrants or Private Placement Warrant Shares.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Purchaser and customary indemnification rights and obligations of the parties. Pursuant to the terms of the Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of its shares of Common Shares and securities convertible into Common Shares during the 90-day period following the closing of the Offering.

The Offering is expected to close on or about March 24, 2022, subject to customary closing conditions.

Pursuant to a letter agreement dated as of March 20, 2022 the Company engaged H.C. Wainwright & Co., LLC (“Wainwright”) to act as its exclusive placement agent in connection with the Offering. The Company has agreed to pay Wainwright a cash fee of 7% of the aggregate gross proceeds in the Offering, excluding the proceeds, if any, from the exercise of the Private Placement Warrants. The Company agreed to also pay Wainwright $25,000 for non-accountable expenses, a management fee equal to 1% of the gross proceeds raised in the offering, an expense allowance of $40,000 for legal fees and other out-of-pocket expenses and $15,950 for clearing fees.

In addition, the Company agreed to issue to Wainwright, or its designees, warrants (the “Placement Agent Warrants”) to purchase up to 7.0% of the aggregate number of Shares and Pre-Funded Warrants sold in the Offering, or up to 191,780 Common Shares (the “Placement Agent Warrant Shares”). The Placement Agent Warrants will have substantially the same terms as the Private Placement Warrants being sold concurrently to the investor in the Offering, except that the Placement Agent Warrants will have a term of five years from the commencement of sales in the Offering and an exercise price equal to $4.5625 per share.

The foregoing descriptions of the Purchase Agreement, the Pre-Funded Warrants, the Private Placement Warrants and the Placement Agent Warrants are not complete and are qualified in their entireties by reference to the full text of the Purchase Agreement, the form of Pre-Funded Warrant, the form of Private Placement Warrant and the form of Placement Agent Warrant, copies of which are filed herewith as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2 and Exhibit respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

On March 22, 2022, the Company also issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

A copy of the opinion of Fasken Martineau DuMoulin LLP relating to the validity of the Shares and the Pre-Funded Warrant Shares is filed herewith as Exhibit 5.1. A copy of the opinion of Lowenstein Sandler LLP relating to the validity of the Pre-Funded Warrants is filed herewith as Exhibit 5.2.

Item 1.02.	Termination of Material Definitive Agreement.

On March 21, 2022, the Company and RBC Capital Markets, LLC (“RBCCM”) entered into an agreement terminating the Equity Distribution Agreement, as amended, dated as of November 22, 2021 (the “Equity Distribution Agreement”), by and between the Company and RBCCM. The termination of the Equity Distribution Agreement was effective as of March 21, 2022. As previously reported, pursuant to the terms of the Equity Distribution Agreement, the Company could offer and sell Common Shares having an aggregate offering price of up to $15.4 million from time to time through RBCCM. The Company is not subject to any termination penalties related to the termination of the Equity Distribution Agreement. The Company sold a total of 626,884 Common Shares pursuant to the Equity Distribution Agreement for proceeds of $ $2,941,590 from November 22, 2021 through the date of termination of the Equity Distribution Agreement.

Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Private Placement and the issuance of the Placement Agent Warrants is hereby incorporated by reference into this Item 3.02. The Private Placement Warrants, the Private Placement Warrant Shares, the Placement Agent Warrants and the Placement Agent Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Private Placement Warrant
4.3	Form of Placement Agent Warrant
5.1	Opinion of Fasken Martineau DuMoulin, LLP
5.2	Opinion of Lowenstein Sandler LLP
10.1	Form of Securities Purchase Agreement, dated March 21, 2022, by and between the Company and the Purchaser
23.1	Consent of Fasken Martineau DuMoulin, LLP (included in Exhibit 5.1)
23.2	Consent of Lowenstein Sandler LLP (included in Exhibit 5.2)
99.1	Press Release, dated March 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edesa Biotech, Inc.

Date: March 23, 2022	By:	/s/ Kathi Niffenegger
	Name:	Kathi Niffenegger
	Title:	Chief Financial Officer